Exhibit 10.3

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

PERFORMANCE-BASED RESTRICTED STOCK UNIT AWARD AGREEMENT
FOR COMPANY EMPLOYEES
UNDER THE MODERNA, INC.
2018 STOCK OPTION AND INCENTIVE PLAN
Name of Grantee:
Target Number of
Restricted Stock Units:
Grant Date:
Pursuant to the Moderna, Inc. 2018 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Moderna, Inc. (the “Company”) hereby grants an award for the target number of Restricted Stock Units listed above (an “Award” and such target number, the “Target Award”) to the Grantee named above. Each Restricted Stock Unit shall relate to one share of Common Stock, par value $0.0001 per share (the “Stock”) of the Company.
1.Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Paragraph 2 of this Agreement and (ii) shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.
2.Vesting of Restricted Stock Units. The restrictions and conditions of Paragraph 1 of this Agreement shall lapse on the Vesting Date specified in the vesting schedule attached as Appendix A to this Agreement. If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 1 shall lapse only with respect to the number of Restricted Stock Units specified as vested on such date.
The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 2.
3.Termination of Service Relationship. If the Grantee’s Service Relationship with the Company or a Subsidiary terminates for any reason (including death or disability) prior to the first anniversary of the Grant Date listed above, then rights to any Restricted Stock Units under this Award shall be automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Restricted Stock Units. If the Grantee’s Service Relationship with the Company or a Subsidiary terminates on or subsequent to the first anniversary of the Grant Date listed above and prior to the Vesting Date, the Grantee shall be entitled to vesting of the Award solely as contemplated by Appendix A hereto.
4.Issuance of Shares of Stock. Subject to Appendix A, as soon as practicable following the Vesting Date (but in no event later than two and one-half months following the Vesting Date), the Company shall issue to the Grantee the number of shares of Stock equal to the aggregate number of Restricted Stock Units that have vested pursuant to Paragraph 2 of this Agreement on such date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares.
5.Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.
6.Tax Withholding. The Grantee shall, not later than the date as of which the receipt of this Award becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Company shall have the authority to cause the required minimum tax withholding obligation to be satisfied, in whole or in part, by withholding from shares of Stock to be issued to the Grantee a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due.
7.Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are either exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code or otherwise comply with the requirements of Section 409A of the Code.
8.No Obligation to Continue Service Relationship. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee’s Service Relationship with the Company or a Subsidiary and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the Grantee’s Service Relationship with the Company or a Subsidiary at any time.
9.Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.
10.Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.
11.Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.
12.Clawback Policy. This Award shall be subject to the terms and conditions of the Company’s Policy for Recoupment of Executive Incentive Compensation, to the extent applicable and as in effect from time to time.

Moderna, Inc.
By:
Name:
Title:

The foregoing Agreement is hereby accepted, and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.
Acceptance Date:

Appendix A
Vesting Schedule
The Target Award shall initially be unvested.
The Compensation and Talent Committee, at its first regularly scheduled meeting following the conclusion of the Performance Measurement Period shall determine the actual number of Restricted Stock Units that shall be credited as of the final day of such Performance Measurement Period (the last day of such Performance Measurement Period, the “Vesting Date”). The number of Restricted Stock Units credited for such period shall equal the Target Award multiplied by the Performance Multiplier, as further multiplied by the Goal as Percent of Total shown below for the Award as a whole, subject to the terms and conditions hereof. The Performance Multiplier shall be determined as set forth in the table below. The number of Restricted Stock Units credited for a Performance Measurement Period (if any) shall be rounded up to the nearest whole share of Stock.

Performance Metric		Performance Metric Goals		Performance Multiplier	Target Qty of RSU	Goal as Percent of Total
A	[***]	Maximum	[***]	200%		[***]
		Target	[***]	100%
		Threshold	[***]	50%
B	[***]	Maximum	[***]	200%		[***]
		Target	[***]	100%
		Threshold	[***]	50%
C	[***]	Maximum	[***]	200%		[***]
		Target	[***]	100%
		Threshold	[***]	50%

Subject to the Grantee’s continued Service Relationship with the Company or a Subsidiary until the Vesting Date, as soon as practicable on or following the Vesting Date (but in no event later than two and one-half months following the Vesting Date), the Company shall issue to the Grantee a number of shares of Stock equal to the total number of Restricted Stock Units that have vested. Notwithstanding the foregoing, if the Grantee terminates employment on or subsequent to the first anniversary of the Grant Date, but prior to the Vesting Date, then the Grantee shall be credited, subject to achievement of the applicable Performance Metric Goal during the Performance Measurement Period, in the number of Restricted Stock Units equal to the Target Award, multiplied by the applicable Performance Multiplier, multiplied by a fraction, where the numerator equals the number of days that the Grantee was in a Service Relationship with the Company during the Performance Measurement Period and the denominator equals the number of days in the Performance Measurement Period, and such credited Restricted Stock Units shall vest on the Vesting Date and be settled in a number of shares of Stock no later than two and one-half months after the Vesting Date; provided, however, that no portion of the Award shall vest pursuant to this sentence if: (a) the Grantee is terminated for Cause (as defined in the Company’s Amended and Restated Executive Severance Plan, as last amended November 4, 2018 and as further amended from time to time), or (b) the Grantee is not in compliance with any contractual obligation to the Company, including non-compete or non-solicitation obligations, in each case, as determined in the sole discretion of the Compensation and Talent Committee.
Furthermore, notwithstanding the foregoing, in the event of a Sale Event during the Performance Measurement Period where the Award will not be assumed, continued or substituted by the Company’s successor or acquirer, the Performance Measurement Period shall be shortened such that the period shall be deemed to have concluded as of the closing of the Sale Event (the “Sale Event Closing Date”) and the Grantee shall vest, on the Sale Event Closing Date in a number of Restricted Stock Units equal to the greater of: (a) the number of Restricted Stock Units equal to the Target Award multiplied by the applicable Performance Multiplier based upon performance through a date within one month of the Sale Event Closing Date, and (b) the number of Restricted Stock Units equal to the Target Award, subject to the Grantee’s continued Service Relationship with the Company or a Subsidiary on the Sale Event Closing Date (or as otherwise contemplated by the prior paragraph), and such vested Restricted Stock Units shall be settled immediately prior to the Sale Event Closing Date.
If the Performance Metric is between two of the Performance Metric Goals above, then the Performance Multiplier shall be determined by using linear interpolation between the two Performance Metric Goals.
Definitions
For purposes of Appendix A,
[***]

[***]

“Performance Measurement Period” shall mean the period from January 1, 2021 to December 31, 2023.
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